UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2005

INTEGRAL VISION, INC.

(Exact name of registrant as specified in its charter)

Michigan	0-12728	38-2191935

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38700 Grand River Avenue, Farmington Hills, MI	48335

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 471-2660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX OF EXHIBITS
Securities Purchase Agreement, effective April 12, 2005
Certificate of Designation effective April 11, 2005
Press Release
Press Release

          On April 12, 2005, Integral Vision, Inc. (“Company”) sold 7,000 shares of preferred stock at a stated value of $1,000 per share for a total of $7.0 million, and issued Common Stock Warrants for the purchase of up to 3.5 million shares of common stock.

Item 1.01 Entry into a Material Definitive Agreement

(a)(1) On April 12, 2005, the Company signed a Securities Purchase Agreement (“Securities Purchase Agreement”) with certain purchasers, which included a Registration Rights Agreement, a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (“Certificate of Designation”), the issuance of Common Stock Warrants, voting agreements, and Lock-Up Agreements. All of these were effective April 12, 2005, except the Certificate of Designation, which was effective April 11, 2005.

          The parties to the Securities Purchase Agreement and the Registration Rights Agreement are the Company, and the following (collectively, “Purchasers”):

•	Special Situations Technology Fund II, L.P.

•	Special Situations Technology Fund, L.P.

•	Special Situations Cayman Fund, L.P.

•	Special Situations Private Equity Fund, L.P.

•	Bonanza Master Fund Ltd.

•	SRB Greenway Capital, L.P.

•	SRB Greenway Offshore Operating Fund, L.P.

•	SRB Greenway Capital (QP), L.P., and

•	Kircher Family Trust dtd 03-24-04.

          Each of the Purchasers is also an initial holder of the issued Common Stock Warrants made part of the Securities Purchase Agreement. None of the Purchasers have any relationship with the Company or its affiliates, other than in respect of the Securities Purchase Agreement.

          The parties to the voting agreements are certain officers, directors and shareholders of the Company who collectively own more than 51% of the issued and outstanding shares of common stock of the Company. Those parties, and their relationship with the Company or its affiliates, in addition to in respect of the Securities Purchase Agreement, are:

•	Charles J. Drake, Chairman and CEO, shareholder, and the holder of Class 3 Convertible Notes of the Company

•	Maxco, Inc., shareholder, holder of Class 3 Convertible Notes, and creditor of the Company

•	Industrial BoxBoard Corporation Profit Sharing Plan and Trust, shareholder, holder of Class 1 Notes, Class 2 Notes, Class 3 Convertible Notes, and warrants to purchase common stock of the Company

•	John R. Kiely, III, shareholder, and holder of Class 1 Notes, Class 2 Notes, Class 3 Convertible Notes, and warrants to purchase common stock of the Company

•	John R. & Margaret Lee Kiely Revocable Trust, shareholder, holder of Class 1 Notes, Class 2 Notes, Class 3 Convertible Notes, and warrants to purchase common stock of the Company

•	P. Robert Klonoff and Susan J. Klonoff, shareholders, holders of Class 1 Notes, Class 2 Notes, Class 3 Convertible Notes, and warrants to purchase common stock of the Company, and

•	Larrabure Living Trust (U/A dtd May 30, 1990), shareholder, and holder of Class 1 Notes, Class 2 Notes, Class 3 Convertible Notes, and warrants to purchase common stock of the Company

     The parties to the Lock-Up Agreements and their relationship with the Company or its affiliates, in addition to in respect of the Securities Purchase Agreement, are:

•	John R. & Margaret Lee Kiely Revocable Trust, whose relationship with the Company and its affiliates is noted above

•	John R. Kiely, III, whose relationship with the Company and its affiliates is noted above

•	Industrial BoxBoard Corporation Profit Sharing Plan and Trust, whose relationship with the Company and its affiliates is noted above

•	Industrial BoxBoard Corporation, shareholder, holder of Class 1 Notes, Class 2 Notes, Class 3 Convertible Notes, and warrants to purchase common stock of the Company

•	John N. Hunter IRA Rollover dtd 3-30-2000, holder of Class 1 Notes, Class 3 Convertible Notes, and a warrant to purchase common stock of the Company.

For a discussion of the Certificate of Designation, see Item 5.03.

See also the Exhibits furnished with this Form 8-K, which are incorporated by reference.

(a)(2) See Item 3.02. See also Exhibits furnished with this Form 8-K, which are incorporated by reference..

Item 3.02 Unregistered Sales of Equity Securities. The following sets forth the information required by Item 701 in connection with the Securities Purchase Agreement:

a.	The sale of 7,000 shares of Series A Convertible Preferred Stock and the issuance of Common Stock Warrants for the purchase of up to 3.5 million shares of common stock, occurred on April 12, 2005.

b.	N/A

c.	The aggregate offering price for the Series A Convertible Preferred Stock was $7.0 million. The Common Stock Warrants for the purchase of up to 3.5 million shares of common stock are exercisable at $1.60 per share for a period of five years. The commission, finder’s fee, and expenses aggregated $637,300. In addition, the Securities Purchase Agreement requires the Company to pay up to $20,000 of the Purchasers’ legal fees incurred in the transactions. Also, the Company is required to issue 75,000 shares of common stock of the Company as part of the finder’s fee. There were no underwriting fees associated with the issuance of the Series A Convertible Preferred Stock or the Common Stock Warrants.

d.	The exemption from registration was claimed under the definition of “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended, or under the definition of “qualified institutional buyer” as defined under the Securities Act of 1933, as amended, based on the written representations of the Purchasers.

e.	Each share of the Series A Convertible Preferred Stock issued is convertible into 1,000 shares of unregistered common stock upon approval of an increase in the Company’s authorized shares of common stock at a meeting of the stockholders currently scheduled for May 26, 2005. The Common Stock Warrants for the purchase of up to 3.5 million shares of common stock are exercisable at $1.60 per share for a period of five years. Under the Registration Rights Agreement, the Company is obligated to file a registration statement to register the shares of common stock resulting from the conversion of the Series A Convertible Preferred Stock and exercise of the Common Stock Warrants. The parties to the voting agreement agreed to vote all their shares of common stock of the Company in favor of approval of an increase in the Company’s authorized shares of common stock such that the Company may reserve and issue the common stock resulting from the conversion of the Series A Convertible Preferred Stock and exercise of the Common Stock Warrants made part of the Securities Purchase Agreement. The parties to the Lock-Up Agreements agreed that they will not sell, offer, pledge, contract to sell, grant any option for the sale of, transfer or otherwise dispose of any of the common stock of the Company beneficially owned by, or issuable, to them until the initial Registration Statement filed by the Company is first declared effective by the SEC.

See also the Exhibits furnished with this Form 8-K, which are incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     (a)(1)- (a)(2). The Certificate of Designation was effective April 11, 2005, indicating the resolutions of the Board of Directors of the Company, and certified by the Company’s President, Mark R. Doede, and its Secretary, Max A. Coon. The Certificate of Designation amended the Company’s Articles of Incorporation to include the rights and privileges in respect of the up to 7,000 shares of Series A Convertible Preferred Stock. The holders of the preferred shares participate in dividends with the common shareholders on the basis that the preferred shares had been converted to common shares. Such preferred shareholders are also entitled to vote as a shareholder based upon the number of votes they would have if their shares were converted to common stock. Previous amendments to the Company’s Articles of Incorporation authorized a class of 400,000 shares of preferred stock to be issued from time to time and empowered the Board of Directors of the Company to fix the rights and privileges relating to such preferred stock. The Company also amended its By-Laws, effective March 23, 2005, in accordance with the Michigan Business Corporation Act, to indicate that the Company shall not be subject to the Chapter 7B of the Michigan Business Corporation Act. See also Exhibit 4(b) furnished with this Form 8-K which is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following Exhibits are furnished with this Form 8-K:

(4).	(a) Securities Purchase Agreement, effective April 12, 2005, and the Registration Rights Agreements, Common Stock Warrants, voting agreements, and Lock-Up Agreements, made a part thereof, among the respective parties thereto.

(b) Certificate of Designation effective April 11, 2005 and amendment to the By-Laws of the Company effective March 23, 2005

(9)	See Exhibit (4)(a) for the voting agreements.

(99)	99.1 A press release announcing the Securities Purchase Agreement transactions was issued by the Company on April 11, 2005.

99.2 A press release announcing the receipt of the $7 million for the purchase of the Series A Convertible Preferred Stock under the Securities Purchase Agreement was issued by the Company on April 14, 2005.

     The information in this Report on Form 8-K (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Vision, Inc.

(Registrant)

Date: April 14, 2005

/S/ Mark R. Doede

(Signature)

Mark R. Doede
President and Chief Financial Officer

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION
4(a)	Securities Purchase Agreement, effective April 12, 2005, and the Registration Rights Agreements, Common Stock Warrants, voting agreements, and Lock-Up Agreements, made a part thereof, among the respective parties thereto.

4(b)	Certificate of Designation effective April 11, 2005 and amendment to the By-Laws of the Company effective March 23, 2005

99.1	A press release announcing the Securities Purchase Agreement transactions was issued by the Company on April 11, 2005.

99.2	A press release announcing the receipt of the $7 million for the purchase of the Series A Convertible Preferred Stock under the Securities Purchase Agreement was issued by the Company on April 14, 2005.